CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Form N-4 (the “Registration Statement”) of our report dated April 27, 2015, relating to the financial statements of Variable Annuity Account Five, which appears in such Registration Statement. We also consent to the use in this Registration Statement of our report dated April 27, 2015, relating to the consolidated financial statements of American General Life Insurance Company. We also consent to the reference to us under the heading “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCooper LLP

Houston, Texas

April 27, 2015